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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): January 11, 2000



                             TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



             Maryland                      1-8520                52-1145429
(State or other jurisdiction of        (Commission File       (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


            Terra Centre
          600 Fourth Street
            P.O. Box 6000
          Sioux City, Iowa                 51102-6000
(Address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code:  (712) 277-1340

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ITEM 5.   Other Events.
          ------------

     On January 11, 2000, Terra Industries Inc. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.


ITEM 7.   Exhibits.
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     99.1 January 11, 2000 Press Release

     99.2 Commitment Letter for U.S. $250,000,000 Term Loan and Revolving Credit Facilities dated as of January 10, 2000 by and between Terra Capital, Inc. and Citibank, N.A., as Collateral Agent and Administrative Agent, and Salomon Smith Barney Inc., as Arranger.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TERRA INDUSTRIES INC.


                                   By:         /s/  George H. Valentine
                                        ---------------------------------------
                                        George H. Valentine
                                        Senior Vice President, General Counsel
                                            and Corporate Secretary

Date:   January 11, 2000

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